EXHIBIT 10.1




                          KRISPY KREME DOUGHNUTS, INC.


                            2000 STOCK INCENTIVE PLAN


                         (EFFECTIVE AS OF JULY 1, 2000)


                                TABLE OF CONTENTS


ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION...............................................1
   1.1 Establishment of the Plan...............................................................1
   1.2 Purpose of the Plan.....................................................................1
   1.3 Duration of the Plan....................................................................1


ARTICLE 2.  DEFINITIONS........................................................................1


ARTICLE 3. ADMINISTRATION......................................................................5
   3.1 The Committee...........................................................................5
   3.2 Authority of the Committee..............................................................5
   3.3 Decisions Binding.......................................................................6
   3.4 Employees in Foreign Countries..........................................................6


ARTICLE 4. SHARES SUBJECT TO THE PLAN..........................................................6
   4.1 Number of Shares........................................................................6
   4.2 Other Plan Limits.......................................................................6
   4.3 Payment of Shares.......................................................................6
   4.4 Adjustments In Authorized Shares........................................................7


ARTICLE 5.  ELIGIBILITY AND PARTICIPATION......................................................7


ARTICLE 6.  STOCK OPTIONS......................................................................7
   6.1 Grant of Options........................................................................7
   6.2 Agreement...............................................................................8
   6.3 Option Price............................................................................8
   6.4 Duration of Options.....................................................................8
   6.5 Exercise of Options.....................................................................8
   6.6 Payment.................................................................................9
   6.7 Limited Transferability.................................................................9
   6.8 Shareholder Rights.....................................................................10


ARTICLE 7. STOCK APPRECIATION RIGHTS..........................................................10
   7.1 Grants of SARs.........................................................................10
   7.2 Duration of SARs.......................................................................10
   7.3 Exercise of SAR........................................................................10
   7.4 Determination of Payment of Cash and/or Common Stock Upon Exercise of SAR..............10
   7.5 Nontransferability.....................................................................11
   7.6 Shareholder Rights.....................................................................11

                                       ii

ARTICLE 8.  RESTRICTED STOCK; STOCK AWARDS....................................................11
   8.1 Grants.................................................................................11
   8.2 Restricted Period; Lapse of Restrictions...............................................11
   8.3 Rights of Holder; Limitations Thereon..................................................12
   8.4 Delivery of Unrestricted Shares........................................................12
   8.5 Nonassignability of Restricted Stock...................................................13


ARTICLE 9.  PERFORMANCE UNIT AWARDS...........................................................13
   9.1 Award..................................................................................13
   9.2 Earning the Award......................................................................13
   9.4 Payment................................................................................13
   9.6 Shareholder Rights.....................................................................13


ARTICLE 10.  BENEFICIARY DESIGNATION..........................................................14


ARTICLE 11.  DEFERRALS........................................................................14


ARTICLE 12.  RIGHTS OF PARTICIPANTS...........................................................14
   12.1 Employment............................................................................14
   12.2 Participation.........................................................................14


ARTICLE 13.  CHANGE IN CONTROL................................................................15
   13.1 Definition............................................................................15


ARTICLE 14.  AMENDMENT, MODIFICATION AND TERMINATION..........................................16
   14.1 Amendment, Modification and Termination...............................................16
   14.2 Awards Previously Granted.............................................................16
   14.3 Compliance With Code Section 162(m)...................................................16


ARTICLE 15.  WITHHOLDING......................................................................17
   15.1 Tax Withholding.......................................................................17
   15.2 Share Withholding.....................................................................17


ARTICLE 16.  INDEMNIFICATION..................................................................17


ARTICLE 17.  SUCCESSORS.......................................................................18


ARTICLE 18.  LEGAL CONSTRUCTION...............................................................18
   18.1 Gender and Number.....................................................................18
   18.2 Severability..........................................................................18
   18.3 Requirements of Law...................................................................18
   18.4 Regulatory Approvals and Listing......................................................18
   18.5 Securities Law Compliance.............................................................18
   18.6 Governing Law.........................................................................19

                          KRISPY KREME DOUGHNUTS, INC.

                            2000 Stock Incentive Plan


ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION

         1.1   ESTABLISHMENT OF THE PLAN.  Krispy Kreme Doughnuts, Inc., a North
               -------------------------
Carolina corporation (hereinafter referred to as the "Company"), hereby establishes a stock option and incentive award plan known as the "Krispy Kreme Doughnuts, Inc. 2000 Stock Incentive Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Awards, Performance Unit Awards and Stock Appreciation Rights.

         The Plan shall become effective on July 1, 2000 (the "Effective Date"), having been approved by the Board of Directors on June 6, 2000, and shall remain in effect as provided in Section 1.3.

         1.2  PURPOSE  OF THE  PLAN.  The  purposes  of the Plan are to  promote
              ---------------------
greater stock ownership in the Company by Employees, Directors, consultants, or other persons who perform services for the Company and its Parent, Subsidiaries, and affiliates (the "Participants"); to more closely link the personal interests of Participants to those of the Company's shareholders; and to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends.

         1.3  DURATION OF THE PLAN.  The Plan shall  commence  on the  Effective
              --------------------
Date, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 14, until the day prior to the tenth (10th) anniversary of the Effective Date.


ARTICLE 2.  DEFINITIONS

         Whenever used in the Plan, the following terms shall have the meanings set forth below:

         (a)      "Agreement"   means  an   agreement   entered   into  by  each
                   ---------
                  Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

         (b)      "Award" means,  individually  or  collectively,  a grant under
                   -----
                  this Plan of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Stock Awards, Performance Unit Awards or Stock Appreciation Rights.

         (c)      "Beneficial  Owner" or "Beneficial  Ownership"  shall have the
                   ----------  -----      ----------  ---------
                  meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         (d)      "Board" or "Board of Directors" means  the Board  of Directors
                   -----      ------------------
of the Company.

         (e)      "Cause"   means: (i)  with  respect  to  the  Company  or  any
                   -----
                  Subsidiary which employs the Participant or for which the Participant primarily performs services, the commission by the Participant of an act of fraud, embezzlement, theft or proven dishonesty, or any other illegal act or practice (whether or not resulting in criminal prosecution or conviction), or any act or practice which the Committee shall, in good faith, deem to have resulted in the Participant's becoming unbondable under the Company's or the Subsidiary's fidelity bond; (ii) the willful engaging by the Participant in misconduct which is deemed by the Committee, in good faith, to be materially injurious to the Company or any Subsidiary, monetarily or otherwise; or (iii) the willful and continued failure or habitual neglect by the Participant to perform his duties with the Company or the Subsidiary substantially in accordance with the operating and personnel policies and procedures of the Company or the Subsidiary generally applicable to all their employees. For purposes of this Plan, no act or failure to act by the Participant shall be deemed to be "willful" unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company and/or the Subsidiary. Notwithstanding the foregoing, if the Participant has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines "Cause," then the definition of "Cause" in such agreement shall apply to the Participant in this Plan. "Cause" under either (i), (ii) or (iii) shall be determined by the Committee.

         (f)      "Code"  means  the  Internal Revenue Code  of 1986, as amended
                   ----
                  from time to time, or any successor act thereto.


         (g) "Committee" means (i) the committee appointed by the Board to administer the Plan with respect to grants of Awards, as specified in Article 3; or (ii) in the absence of such appointment, the Board itself.

         (h)      "Common Stock"  means the  common stock of the Company, no par
                   ------------
                  value per share.

         (i)      "Company" means Krispy Kreme Doughnuts, Inc., a North Carolina
                   -------
                  corporation,  or  any successor thereto as provided in Article
                  17.

         (j)      "Corresponding  SAR" means an SAR that is granted in  relation
                   ------------------
                  to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

         (k)      "Director" means any individual  who is a  member of the Board
                   --------
                  of Directors of the Company.

         (l)      "Disability"  shall have the meaning  ascribed to such term in
                   ---------
                  the Company's long-term disability plan covering the Participant, or in the absence of such plan, a meaning consistent with Section 22(e)(3) of the Code.

         (m)      "Employee"  means any  employee  of the Company or any Parent,
                   --------
                  Subsidiary, or affiliate of the Company. Directors who are not otherwise employed by the Company or a Parent, Subsidiary or affiliate of the Company are not considered Employees under this Plan.

         (n)      "Effective Date" shall have the meaning ascribed to such  term
                   --------------
                   in Section 1.1.

         (o)      "Exchange Act" means the  Securities  Exchange Act of 1934, as
                   ------------
                  amended from time to time, or any successor act thereto.

         (p)      "Fair Market Value" shall be determined as follows:
                   -----------------

                  (i) If, on the relevant date, the Shares are traded on a national or regional securities exchange or on The Nasdaq National Market System ("Nasdaq") and closing sale prices for the Shares are customarily quoted, on the basis of the closing sale price on the principal securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported;

                  (ii) If, on the relevant date, the Shares are not listed on any securities exchange or traded on Nasdaq, but nevertheless are publicly traded and reported on Nasdaq without closing sale prices for the Shares being customarily quoted, on the basis of the mean between the closing bid and asked quotations in such other over-the-counter market as reported by Nasdaq; but, if there are no bid and asked quotations in the over-the-counter market as reported by Nasdaq on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq on the immediately preceding day such bid and asked prices were quoted; and

                  (iii) If, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee.

         (q)      "Incentive  Stock Option" or "ISO" means an option to purchase
                   --------------------------------
                  Shares granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

         (r)      "Initial Value" means,  with respect to a  Corresponding  SAR,
                   -------------
                  the Option Price per share of the related Option, and with respect to an SAR granted independently of an Option, the Fair Market Value of one share of Common Stock on the date of grant.

         (s)      "Insider" shall mean an Employee who is, on the relevant date,
                   -------
                  an officer or a director, or a beneficial owner of ten percent (10%) or more of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act or any successor provision, all as defined under Section 16 of the Exchange Act.

         (t)      "Named  Executive  Officer" means a Participant who, as of the
                   -------------------------
                  date of vesting and/or payout of an Award is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

         (u)      "Nonqualified  Stock  Option"  or  "NQSO"  means an  option to
                   ---------------------------------------
                  purchase Shares granted under Article 6, and which is not intended or otherwise fails to meet the requirements of Code
                  Section 422.

         (v)      "Option" means  an  Incentive Stock  Option  or a Nonqualified
                   ------
                  Stock Option.

         (w)      "Option Price"  means  the  price  at  which  a  Share may  be
                   ------------
                  purchased   by  a  Participant  pursuant  to  an   Option,  as
                  determined by the Committee.

         (y)      "Parent"  means   a  "parent  corporation,"  whether  now   or
                  ------
                  hereafter existing as defined in Section 424(e) of the Code.

         (z)      "Participant" means an Employee, Director, consultant or other
                   -----------
                  person who performs services for the Company or a Parent, Subsidiary, or affiliate of the Company, who has been granted an Award under the Plan which is outstanding.

         (aa)     "Performance Unit Award" means an Award,  which, in accordance
                   ----------------------
                  with the terms of Article 9 and the other provisions of the Plan and subject to an Agreement, will entitle the Participant, or his estate or beneficiary in the event of the Participant's death, to receive cash, Common Stock or a combination thereof.

         (bb)     "Person"  shall  have the  meaning  ascribed  to such  term in
                   ------
                  Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

         (cc)     "Plan"  means this  Krispy  Kreme  Doughnuts,  Inc. 2000 Stock
                   ----
                   Incentive Plan, including any amendments thereto.

         (dd)     "Retirement"  shall mean  retiring  from  employment  with the
                   ----------
                  Company or any Subsidiary on or after attaining age sixty five
                  (65), or pursuant to a policy or agreement approved by the Board.

         (ee)     "Restricted  Stock"  means an Award of  Common  Stock  (or the
                   -----------------
                  right to receive a share of Common Stock in the future) granted in accordance with the terms of Article 8 and the other provisions of the Plan, and which is nontransferable and subject to a substantial risk of forfeiture. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms hereof and the applicable Agreement, they become transferable and free of substantial risk of forfeiture.

         (ff)     "SAR"  means a stock  appreciation  right  that  entitles  the
                   ---
                  holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Agreement. In the absence of such specification, the holder shall be entitled to receive in cash, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

         (gg)     "Shares"  means  the  shares of  Common  Stock of the  Company
                   ------
                  (including any new, additional or different stock or securities resulting from the changes described in Section 4.3).

         (hh)     "Stock  Award" means a grant of Shares under Article 8 that is
                   ------------
                  not generally subject to restrictions and pursuant to which a certificate for the Shares is transferred to the Employee.

         (ii)     "Subsidiary"  means  (i) in the  case of an ISO,  any  company
                   ----------
                  during any period in which it is a "subsidiary corporation" (as that term is defined in Code Section 424(f)), and (ii) in the case of all other Awards, in addition to a "subsidiary corporation" as defined above, a partnership, limited liability company, joint venture or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests.


ARTICLE 3. ADMINISTRATION

         3.1  THE COMMITTEE.  The Plan shall be administered by the Compensation
              -------------
Committee of the Board (or a subcommittee thereof), or by any other committee or subcommittee appointed by the Board that is granted authority to administer the Plan. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. In the absence of any such appointment, the Plan shall be administered by the Board.

         3.2 AUTHORITY OF THE COMMITTEE.  Subject to the provisions of the Plan,
             --------------------------
the Committee shall have full and exclusive power to select the Participants who shall participate in the Plan (who may change from year to year); determine the size and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan (including conditions on the exercisability of all or a part of an Option or SAR, restrictions on transferability, vesting provisions on Restricted Stock or Performance Unit Awards and the duration of the Awards); construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan, including accelerating the time any Option or SAR may be exercised and establishing different terms and conditions relating to the effect of the termination of employment or other services to the Company. Further, the Committee shall make all other determinations which may be necessary or advisable in the Committee's opinion for the administration of the Plan. All expenses of administering this Plan shall be borne by the Company.

         3.3  DECISIONS  BINDING.  All determinations  and decisions made by the
              ------------------
Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, the shareholders, Participants and their estates and beneficiaries.

         3.4  EMPLOYEES  IN  FOREIGN  COUNTRIES.  The  Committee  shall have the
              ---------------------------------
authority to adopt such modifications, procedures, appendices and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or any Subsidiary may operate to assure the viability of the benefits from Awards granted to Employees employed in such countries and to meet the objectives of the Plan.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

         4.1  NUMBER OF SHARES.  Subject to adjustments under Section 4.4 below,
              ----------------
the maximum number of Shares that may be delivered to participants and their beneficiaries under the Plan shall be equal to the sum of (i) 1,000,000; (ii) any Shares available for future awards under the Company's 1998 Stock Option Plan as of the effective date of this Plan; and (iii) any Shares that are represented by awards granted under any prior plan of the Company, which are forfeited, expire or are canceled without the delivery of Shares or which result in the forfeiture of Shares back to the Company. In addition, any Shares delivered under the Plan or any prior plan of the Company which are forfeited back to the Company because of the failure to meet an award contingency or condition shall again be available for delivery pursuant to new awards granted under the Plan. Any Shares covered by an award (or portion of an award) granted under the Plan or any prior plan of the Company, which is forfeited or canceled, expires or is settled in cash, including the settlement of tax withholding obligations using Shares, shall be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. Likewise, if any stock option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment for such exercise under this Plan or any prior plan of the Company, only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. Further, Shares issued under the Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of or in connection with the Company acquiring another entity shall not reduce the maximum number of Shares available for delivery under the Plan.

         4.2  OTHER PLAN LIMITS.  Subject to adjustment  under  Section 4.4, the
              -----------------
following additional maximums are imposed under the Plan. The maximum number of Shares that may be issued in connection with ISOs shall be 750,000. The maximum number of Shares that may be issued in conjunction with awards granted pursuant to Articles 7-9 shall be 300,000.

         4.3  PAYMENT OF SHARES.  The  Committee  may,  in  addition to granting
              -----------------
Awards under Article 4, use Shares as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company, including those of any entity acquired by the Company. Such Shares shall not count against the overall limitation on the number of Shares that may be delivered under the Plan.

         4.4 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of (i) any change in
             --------------------------------
corporate capitalization, such as a stock split, reverse stock split, or stock dividend; (ii) any corporate transaction to which Code Section 424(a) applies, or (iii) such other event which in the judgment of the Committee necessitates an adjustment, such adjustment shall be made in the maximum number and kind of Shares which may be delivered under the Plan as set forth in Section 4.1 above, and in the number and kind of and/or price of Shares subject to outstanding Awards granted under the Plan or prior plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Committee shall make such adjustments as are necessary to insure Awards of whole Shares. Except as expressly provided herein, the issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an outstanding Award.


ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

         Any Director or Employee, or any independent contractor, adviser or consultant to the Company or a Parent, Subsidiary, or affiliate of the Company shall be eligible to receive an Award under the Plan. In determining the individuals to whom such an Award shall be granted and the number of Shares which may be granted pursuant to that Award, the Committee shall take into account the duties of the respective individual, his or her present and potential contributions to the success of the Company or a Parent, Subsidiary, or affiliate of the Company, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.


ARTICLE 6.  STOCK OPTIONS

         6.1  GRANT OF OPTIONS. Subject to the terms and provisions of the Plan,
              ----------------
Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have sole discretion in determining the number of Shares subject to Options granted to each Participant. An Option may be granted with or without a Corresponding SAR. No Participant may be granted ISOs (under the Plan and all other incentive stock option plans of the Company and any Parent or Subsidiary) which are first exercisable in any calendar year for Common Stock having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds One Hundred Thousand Dollars ($100,000). The preceding annual limit shall not apply to NQSOs. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants. The maximum number of Shares subject to Options which can be granted under the Plan during any calendar year to any individual is 250,000 Shares; provided, however, that to the extent that the maximum number of Shares is not granted to a Participant in a calendar year, such amount may be carried over into subsequent years.

         6.2  AGREEMENT.  Each Option  grant shall be  evidenced by an Agreement
              ---------
that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Option Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be a NQSO. If the Option is granted in connection with a Corresponding SAR, the Agreement shall also specify the terms that apply to the exercise of the Option and Corresponding SAR. The Committee may provide in the Option Agreement for transfer restrictions, repurchase rights, vesting requirements and other limitations on the Shares to be issued pursuant to the exercise of an Option.

         6.3  OPTION PRICE.  The Option Price shall not be less than one hundred
              ------------
percent (100%) of the Fair Market Value of a Share on the date the Option is granted. In no event, however, shall any Participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted. The Committee is authorized to issue Options, whether ISOs or NQSOs, at an Option Price in excess of the Fair Market Value on the date the Option is granted (the so-called "Premium Price" Option) to encourage superior performance.

         6.4  DURATION OF OPTIONS.  Each Option shall expire at such time as the
              -------------------
Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant; provided, further, however, that any ISO granted to any Participant who at such time owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, shall not be exercisable later than the fifth (5th) anniversary date of its grant.

         6.5  EXERCISE  OF  OPTIONS.  Options  granted  under the Plan  shall be
              ---------------------
exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of or provision of services by the Participant with the Company or any Parent, Subsidiary or other entity, which need not be the same for each grant or for each Participant. Each Option shall be exercisable for such number of Shares and at such time or times, including periodic installments, as may be determined by the Committee at the time of the grant. The Committee may provide in the Agreement for automatic accelerated vesting and other rights upon the occurrence of a Change in Control (as defined in Section 13.1) of the Company or upon the occurrence of other events as specified in the Agreement. Except as otherwise provided in the Agreement and Article 13, the right to purchase Shares that are exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. The exercise or partial exercise of either an Option or its Corresponding SAR shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or Corresponding SAR is exercised.

         6.6  PAYMENT.  Options  shall be exercised by the delivery of a written
              -------
notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full, either: (a) in cash, (b) in cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired Shares (or delivering a certification of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered and which were acquired directly from the Company must have been held by the Participant for a period of at least six months unless otherwise provided by the Committee), or (d) if approved by the Committee, by a combination of (a), (b) and (c). The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. The Company may, in its discretion, make a loan to the Participant for purposes of permitting the Participant to exercise an Option and to pay any withholding taxes in connection with the exercise of the Option. Such loan shall be on such terms and conditions as may be determined by the Company. As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s), and may place appropriate legends on the certificates representing such Shares.

         6.7  LIMITED   TRANSFERABILITY.   If  permitted  by  the  Committee,  a
              -------------------------
Participant may transfer an Option granted hereunder, including, but not limited to, transfers to members of his or her Immediate Family (as defined below), to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners, if (i) the Participant does not receive any consideration in any form whatsoever for such transfer, (ii) such transfer is permitted under applicable tax laws, and (iii) the Participant is an Insider, such transfer is permitted under Rule 16b-3 of the Exchange Act as in effect from time to time. Any Option so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Option immediately prior to the transfer thereof. Any reference in any such Agreement to the employment by or performance of services for the Company by the Participant shall continue to refer to the employment of, or performance by, the transferring Participant. For purposes hereof, "Immediate Family" shall mean the Participant and the Participant's spouse, children and grandchildren. Any Option that is granted pursuant to any Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant other than by will or by the laws of descent and distribution and such Option thus shall be exercisable in the Participant's lifetime only by the Participant.


         6.8      SHAREHOLDER  RIGHTS.  No Participant  shall have any rights as
                  -------------------
a Shareholder with respect to Shares subject to his Option until the issuance of such Shares to the Participant pursuant to the exercise of such Option.


ARTICLE 7. STOCK APPRECIATION RIGHTS

         7.1  GRANTS OF SARS. The Committee shall designate Participants to whom
              --------------
SARs are granted, and will specify the number of Shares of Common Stock subject to each grant. An SAR may be granted with or without a related Option. All SARs granted under this Plan shall be subject to an Agreement in accordance with the terms of this Plan. A payment to the Participant upon the exercise of a Corresponding SAR may not be more than the difference between the Fair Market Value of the Shares subject to the Option on the date of grant and the Fair Market Value of the Shares on the date of exercise of the Corresponding SAR. The maximum number of Shares subject to SARs which can be granted under the Plan during any calendar year to any individual is 250,000 Shares; provided, however, that to the extent that the maximum number of Shares is not granted to a Participant in a calendar year, such amount may be carried over into subsequent years.

         7.2  DURATION OF SARS. The duration of an SAR shall be set forth in the
              ----------------
Agreement as determined by the Committee. An SAR that is granted as a Corresponding SAR shall have the same duration as the Option to which it relates. An SAR shall terminate due to the Participant's termination of employment at the same time as the date specified in Article 6 with respect to Options, regardless of whether the SAR was granted in connection with the grant of an Option.

         7.3 EXERCISE OF SAR. An SAR may be exercised in whole at any time or in
             ---------------
part from time to time and at such times and in compliance with such requirements as the Committee shall determine as set forth in the Agreement; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value of the Shares exceeds the Option Price of the related ISO. An SAR granted under this Plan may be exercised with respect to any number of whole Shares less than the full number of Shares for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining Shares subject to the SAR. The exercise of either an Option or Corresponding SAR shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or its Corresponding SAR is exercised.

         7.4  DETERMINATION OF PAYMENT OF CASH AND/OR COMMON STOCK UPON EXERCISE
              ------------------------------------------------------------------
OF SAR. At the  Committee's  discretion,  the amount  payable as a result of the
------
exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. A fractional Share shall not be deliverable upon the exercise of an SAR, but a cash payment shall be made in lieu thereof.

         7.5  NONTRANSFERABILITY.  Each SAR  granted  under  the  Plan  shall be
              ------------------
nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to any lien, obligation or liability of such Participant. A Corresponding SAR shall be subject to the same restrictions on transfer as the ISO to which it relates. Notwithstanding the foregoing, if the Agreement so provides, a Participant may transfer an SAR (other than a Corresponding SAR that relates to an Incentive Stock Option) under the same rules and conditions as are set forth in Section 6.7.

         7.6   SHAREHOLDER RIGHTS.  No  Participant  shall have any  rights as a
               ------------------
Shareholder with respect to Shares subject to an SAR until the issuance of Shares (if any) to the Participant pursuant to the exercise of such SAR.


ARTICLE 8.  RESTRICTED STOCK; STOCK AWARDS

         8.1 GRANTS. The Committee may from time to time in its discretion grant
             ------
Restricted Stock and Stock Awards to Participants and may determine the number of Shares of Restricted Stock or Stock Awards to be granted. The Committee shall determine the terms and conditions of, and the amount of payment, if any, to be made by the Participant for such Shares or Restricted Stock. A grant of Restricted Stock may, in addition to other conditions, require the Participant to pay for such Shares of Restricted Stock, but the Committee may establish a price below Fair Market Value at which the Participant can purchase the Shares of Restricted Stock. Each grant of Restricted Stock shall be evidenced by an Agreement containing terms and conditions not inconsistent with the Plan as the Committee shall determine to be appropriate in its sole discretion. The maximum number of Shares of Restricted Stock which can be granted under the Plan during any calendar year to any individual, if such grant is intended to comply with Code Section 162(m), is 75,000 Shares.

         8.2 RESTRICTED  PERIOD;  LAPSE OF RESTRICTIONS.  At the time a grant of
             ------------------------------------------
Restricted Stock is made, the Committee shall establish a period or periods of time (the "Restricted Period") applicable to such grant which, unless the Committee otherwise provides, shall not be less than three years in the aggregate. Subject to the other provisions of this Article 8, at the end of the Restricted Period all restrictions shall lapse and the Restricted Stock shall vest in the Participant. At the time a grant is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Stock. Such conditions may, but need not, include the following:

                  (a) The death, Disability or Retirement of the Employee to whom Restricted Stock is granted, or

                  (b)      The occurrence of a Change in Control of the Company.

The Committee may also, in its discretion, shorten or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock at any time after the date the grant is made.

         8.3 RIGHTS OF HOLDER; LIMITATIONS THEREON.  Upon a grant of  Restricted
             -------------------------------------
Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Participant may be registered in the Participant's name and held in custody by the Company or a bank selected by the Committee for the Participant's account. Following such registration, the Participant shall have the rights and privileges of a Shareholder as to such Restricted Stock, including the right to receive dividends, if and when declared by the Board of Directors, and to vote such Restricted Stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Committee shall determine, and except further that, the following restrictions shall apply:

                  (a) The Participant shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Committee;

                  (b) None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any and all other conditions prescribed by the Committee; and

                  (c) In the event of the forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to the Company without further action by the Participant and shall, in accordance with Section

                           4.1, again be available for grant under the Plan. If the Participant paid any amount for the Shares of Restricted Stock that are forfeited, the Company shall pay the Participant the lesser of the Fair Market Value of the Shares on the date they are forfeited or the amount paid by the Participant.

         With respect to any Shares  received as a result of  adjustments  under
Section 4.4 hereof and any Shares received with respect to cash dividends declared on Restricted Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this
Article 8.

         8.4 DELIVERY OF UNRESTRICTED SHARES. Upon the expiration or termination
             -------------------------------
of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Committee, the restrictions applicable to such Shares of Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, a Shareholders' agreement or any other agreement, to the holder of the Restricted Stock. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional Share to the holder thereof. Concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Article 15 below.

         8.5 NONASSIGNABILITY OF RESTRICTED STOCK. Unless the Committee provides
             ------------------------------------
otherwise in the Agreement, no grant of, nor any right or interest of a Participant in or to, any Restricted Stock, or in any instrument evidencing any grant of Restricted Stock under the Plan, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

ARTICLE 9.  PERFORMANCE UNIT AWARDS

         9.1 AWARD. The Committee may designate Participants to whom Performance
             -----
Unit Awards will be granted from time to time for no consideration and specify the number of Shares of Common Stock covered by the Award. The maximum number of Shares subject for Performance Units which can be granted under the Plan during any calendar year to any individual is 75,000 Shares (or the fair market value thereof).

         9.2 EARNING THE AWARD. A Performance  Unit Award,  or portion  thereof,
             -----------------
will be earned, and the Participant will be entitled to receive Common Stock, a cash payment or a combination thereof, only upon the achievement by the Participant, the Company, or a Parent or Subsidiary of such performance objectives as the Committee, in its discretion, shall prescribe on the date of grant.

         The Committee may in determining whether performance targets have been met adjust the Company's financial results to exclude the effect of unusual charges or income items or other events, including acquisitions or dispositions of businesses or assets, restructurings, reductions in force, currency fluctuations or changes in accounting, which are distortive of financial results (either on a segment or consolidated basis). In addition, the Committee will adjust its calculations to exclude the effect on financial results of changes in the Code or other tax laws, or the regulations relating thereto.

         9.3 PAYMENT.  In the  discretion of the  Committee,  the amount payable
             -------
when a Performance Unit Award is earned may be settled in cash, by the grant of Common Stock or a combination of cash and Common Stock. The aggregate Fair Market Value of the Common Stock received by the Participant pursuant to a Performance Unit Award, together with any cash paid to the Participant, shall be equal to the aggregate Fair Market Value, on the date the Performance Units are earned, of the number of Shares of Common Stock equal to each Performance Unit earned. A fractional Share will not be deliverable when a Performance Unit Award is earned, but a cash payment will be made in lieu thereof.

         9.5  SHAREHOLDER  RIGHTS.  No  Participant  shall have,  as a result of
              -------------------
receiving a Performance Unit Award, any rights as a Shareholder until and to the extent that the Performance Units are earned and Common Stock is transferred to such Participant. If the Agreement so provides, a Participant may receive a cash payment equal to the dividends that would have been payable with respect to the number of Shares of Common Stock covered by the Award between (a) the date that the Performance Units are awarded and (b) the date that a transfer of Common Stock to the Participant, cash settlement, or combination thereof is made pursuant to the Performance Unit Award. A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Performance Unit Award or the right to receive Common Stock thereunder other than by will or the laws of descent and distribution. After a Performance Unit Award is earned and paid in Common Stock, a Participant will have all the rights of a Shareholder with respect to the Common Stock so awarded; provided that the restrictions of any Shareholders' agreement or other agreement shall, if applicable, continue to apply.


ARTICLE 10.  BENEFICIARY DESIGNATION

         To the extent applicable, each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company and shall be effective only when filed by the Participant, in writing, with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate. If required, the spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary or beneficiaries other than the spouse.


ARTICLE 11.  DEFERRALS

         The Committee may permit a Participant to defer to another plan or program such Participant's receipt of Shares or cash that would otherwise be due to such Participant by virtue of any Award. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 12.  RIGHTS OF PARTICIPANTS

         12.1  EMPLOYMENT.  Nothing in the Plan shall interfere with or limit in
               ----------
any way the right of the Company or a Parent, Subsidiary, or affiliate of the Company to terminate any Participant's employment by, or performance of services for, the Company or any Parent, Subsidiary, or affiliate of the Company at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or a Parent, Subsidiary, or affiliate of the Company. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its affiliates (or between affiliates) shall not be deemed a termination of employment.

         12.2  PARTICIPATION. No Employee shall have the right to be selected to
               -------------
receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.


ARTICLE 13.  CHANGE IN CONTROL

         13.1     DEFINITION.  For purposes of the  Plan, a "Change  in Control"
                  ----------
means any of the following events:

                  (a) The acquisition (other than from the Company) by any Person of Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company's then outstanding voting securities; provided, however, that for purposes of this Section 13.1, Person shall not include any person who on the date hereof owns 25% or more of the Company's outstanding securities, and a Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries, or (ii) any corporation, which, immediately prior to such acquisition, is owned directly or indirectly by the Shareholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

                  (b) Approval by Shareholders of the Company of (1) a merger or consolidation involving the Company if the Shareholders of the Company, immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation, or
                           (2) a complete liquidation or dissolution of the Company, or (3) an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

                  (c) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this
                           Section 13.1 that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's Shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, including any successor to such Rule), or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, shall not be so considered as a member of the Incumbent Board.


ARTICLE 14.  AMENDMENT, MODIFICATION AND TERMINATION

         14.1 AMENDMENT,  MODIFICATION  AND  TERMINATION.  The Board may, at any
              ------------------------------------------
time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that, unless approved by the holders of a majority of the total number of Shares of the Company represented and voted at a meeting at which a quorum is present, no amendment shall be made to the Plan if such amendment would (a) materially modify the eligibility requirements provided in
Article 5; (b) increase the total number of Shares which may be granted under the Plan (except as provided in Section 4.4); (c) extend the term of the Plan; or (d) amend the Plan in any other manner which the Board, in its discretion, determines should become effective only if approved by the Shareholders even if such Shareholder approval is not expressly required by the Plan or by law.

         14.2  AWARDS   PREVIOUSLY   GRANTED.   No  termination,   amendment  or
              ------------------------------
modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award. The Committee shall, with the written consent of the Participant holding such Award, have the authority to cancel Awards outstanding and grant replacement Awards therefor.

         14.3  COMPLIANCE  WITH  CODE  SECTION  162(m).  At all  times  when the
               --------------------------------------
Committee determines that compliance with Code Section 162(m) is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards under the Plan, the Committee may, subject to this Article 14, make any adjustments it deem appropriate.

         The vesting of any Restricted Stock Award granted pursuant to Section 8 above may, and the payment of any Performance Unit granted pursuant to Section 9 above shall, be made only upon certification by the Committee of the attainment, over a performance period established by the Committee, of any one or more quantifiable performance targets, which have been established by the Committee. Such targets may be either absolute or relative and shall be based on earnings, earnings per share, earnings before interest, taxes and depreciation and amortization, growth in earnings per share, achievement of annual operating profit plans, operating profit margin, return on equity performance, total shareholder return, stock price, system-wide sales, customer satisfaction, store income as a percentage of sales, comparable store sales growth, number of new store operating weeks, achievement of new store sales standards, EBITDA, return on assets, general administrative expenses as a percentage of revenue, or aging of accounts receivable. The specific performance targets for each participating executive officer shall be established in writing by the Committee within 90 days after the commencement of the fiscal year (or within such other time period as may be required by Section 162(m) of the Internal Revenue Code) to which the performance target relates. The performance target shall be established in such a manner that a third party having knowledge of the relevant facts could determine whether the performance goal has been met.


ARTICLE 15.  WITHHOLDING

         15.1 TAX WITHHOLDING. The Company shall have the power and the right to
              ---------------
deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising in connection with an Award under this Plan.

         15.2 SHARE WITHHOLDING.  With respect to withholding  required upon the
              -----------------
exercise of Options, or upon any other taxable event arising as a result of Awards granted hereunder which are to be paid in the form of Shares, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. In addition, Participants may elect, subject to the approval of the Committee, to satisfy tax withholding requirements by tendering Common Stock to the Company. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with all legal requirements applicable to Share transactions by such Participants.


ARTICLE 16.  INDEMNIFICATION

         Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


ARTICLE 17.  SUCCESSORS

         All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.


ARTICLE 18.  LEGAL CONSTRUCTION

         18.1  GENDER  AND  NUMBER.  Except  where  otherwise  indicated  by the
               -------------------
context, any masculine term used herein shall also include the feminine; the plural shall include the singular and the singular shall include the plural.

         18.2  SEVERABILITY.  If any provision of the Plan shall be held illegaL
               ------------
or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         18.3  REQUIREMENTS  OF LAW.  The granting of Awards and the issuance of
               --------------------
Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         18.4  REGULATORY  APPROVALS  AND  LISTING.  The  Company  shall  not be
               -----------------------------------
required to issue any certificate or certificates for Shares under the Plan prior to (i) obtaining any approval from any governmental agency which the Company shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such Shares to listing on any national securities exchange or Nasdaq on which the Company's Shares may be listed, and (iii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

         To the extent applicable, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

         18.5 SECURITIES LAW COMPLIANCE. To the extent applicable,  with respect
              -------------------------
to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         18.6  GOVERNING  LAW. To the extent not  preempted by Federal  law, the
               --------------
Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of North Carolina.

         AS APPROVED BY THE BOARD OF DIRECTORS OF KRISPY KREME DOUGHNUTS, INC. ON JUNE 6, 2000.

         IN WITNESS WHEREOF, this document is executed this 12th day of July, 2000.

                                           KRISPY KREME DOUGHNUTS, INC.



ATTEST:                                    By:  /s/ Randy S. Casstevens
                                              ----------------------------------
(Corporate Seal)


 /s/ Stephen A. Johnson
-----------------------
Assistant Secretary